                       SEMIANNUAL REPORT / JANUARY 31 2001

                              AIM ADVISOR FLEX FUND

                                  [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                  [COVER IMAGE]

                      -------------------------------------

                       THE CIRCUS BY GEORGES PIERRE SEURAT

    ONE OF FRENCH ARTIST GEORGES SEURAT'S MOST FAMOUS PAINTINGS, "THE CIRCUS"

   FEATURES A GRACEFUL RIDER BALANCING ON THE BACK OF A WHITE HORSE. WHILE THE

  MOOD OF THE PAINTING IS CAREFREE, THE WORK WAS PAINSTAKINGLY EXECUTED. SEURAT

PIONEERED A TECHNIQUE CALLED POINTILLISM USING TINY BRUSHSTROKES OF CONTRASTING

      COLORS. SEURAT PLANNED HIS PAINTINGS TO THE LAST DETAIL AND CAREFULLY

    PLACED EACH DOT, MUCH THE SAME WAY A FUND MANAGER CHOOSES THE INVESTMENTS

  FOR A PORTFOLIO. VIEWED AS A WHOLE, THE POINTS FORM A HARMONIOUS COMPOSITION.

                      -------------------------------------

AIM Advisor Flex Fund is for shareholders who seek a high total return on investment through growth of capital and current income, without regard to federal income tax considerations. The fund invests in a combination of equity securities and fixed- and variable-income securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor Flex Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o During the six-month period ended 1/31/01, the fund paid distributions of $2.6165 per Class A share and $2.5580 per Class B and Class C share.
o The fund's average annual total returns (including sales charges) for the periods ended 1/31/01 (the close of the reporting period covered by this report) are as follows. Class A shares, one year, -0.50%; inception (12/31/96), 7.22%. Class B shares, one year, 0.15%; inception (3/3/98),
    1.06%. Class C shares, one year, 3.71%; five years, 8.77%; 10 years, 10.87%; inception (2/24/88), 10.23%.
o In addition to the returns as of the close of the period covered by this report, industry regulations require us to provide average annual total returns (including sales charges) as of 12/31/00, the most recent calendar quarter-end, which were as follows. Class A shares, one year, -7.71%; inception (12/31/96), 6.60%. Class B shares, one year, -7.13%; inception (3/3/98), 0.11%. Class C shares, one year, -3.83%; five years, 8.56%; 10 years, 11.11%; inception (2/24/88), 10.05%.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market, is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged Lipper Flexible Portfolio Fund Index represents an average of the 30 largest flexible-portfolio funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED
     NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

        This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                              AIM ADVISOR FLEX FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
[PHOTO OF           I feel privileged to succeed Ted Bauer, who recently retired
ROBERT H.           as AIM's chairman after a long, successful career in the
GRAHAM]             investment industry. Ted has always shown the highest degree of integrity and commitment to excellence, and I have always admired him greatly. I'm also proud to be part of the team that launched AIM almost 25 years ago. From the beginning, AIM has been a very people-oriented, service-minded company, and I plan to carry on that tradition for our shareholders, financial advisors and employees.

UNCERTAIN MARKETS
Over the six months covered by this report, the stock market and certain segments of the bond market (particularly the high-yield bond market) were rather unsettling, especially for investors who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 finished 2000 in negative territory and continued to struggle in January 2001. Throughout the reporting period, overseas markets were more turbulent than their U.S. counterpart.

One point this market has driven home is the importance of diversification. While the S&P 500 declined by 3.98% for the six-month period ended January 31, 2001, the Lehman Aggregate Bond Index of investment-grade bonds returned 8.12% during that time frame. Perhaps now more than ever, it's important to spread your investments across different types of assets.

OUR RESPONSE
What do we at AIM do when markets are so uncertain? We stick with our motto:
Invest with Discipline. We continue to manage our funds with the same security-selection disciplines that have produced excellent long-term performance for so many of our funds while making prudent adjustments to our portfolios. We know that every now and then there will be a difficult period in the markets, a period that requires patience from all of us. Remember that the long-term historical trend of the markets is upward.

REASONS FOR OPTIMISM
Though markets may remain uncertain for some time and we have no way to predict when that will change, there are reasons for optimism. Shortly after the close of the calendar year, the Federal Reserve Board lowered interest rates, and many expect more cuts in the months to come. With the correction and lower rates, we now see the most attractive stock-market valuation in several years. While there is concern that the economy's record expansion may be rolling over to recession, the Fed has achieved its goal of slowing the economy and has reversed course, adding liquidity and lowering rates. Historically, this has proven to be an important catalyst to stabilizing the economy and turning markets. Declining interest rates bode well for stocks and bonds, especially hard-hit markets such as high-yield bonds.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. When markets are volatile, many investors may be tempted to make decisions based on emotion, not strategy. The wisest choice is to rely on a professional money manager, keeping in mind that mutual funds are long-term investments.

In the following pages, your fund's portfolio managers discuss market activity and how they managed your fund during the six months ended January 31, 2001. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                              AIM ADVISOR FLEX FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

FUND DOES WELL DESPITE SAGGING MARKETS

HOW HAS AIM ADVISOR FLEX FUND PERFORMED DURING THE LAST SIX-MONTH REPORTING PERIOD?
The fund posted healthy results. Though the final months of 2000 saw a severe downturn in the stock market, the fund's bond component helped soften the blow. For the six-month reporting period ended January 31, 2001, the fund's total returns at net asset value (excluding sales charges) were 5.65% for Class A shares, 5.26% for Class B shares and 5.33% for Class C shares. In comparison, the period saw a return of -3.98% for the S&P 500, widely considered representative of the U.S. stock market as a whole. The Lipper Flexible Portfolio Fund Index showed that funds similar to AIM Advisor Flex Fund averaged a return of 0.54%, so the fund performed exceptionally well in comparison with its class.

                      -------------------------------------

                      ONCE INTEREST RATES STABILIZED IN THE

                       SUMMER, WE INITIATED NEW POSITIONS

                          AND ADDED TO STOCKS THAT WERE

                        SELLING AT ATTRACTIVE VALUATIONS.

                      -------------------------------------

WHAT MARKET TRENDS AFFECTED THE FUND'S PERFORMANCE?
High volatility continued in the equity markets through the second half of 2000 and into January.
    In late summer and early fall, several factors converged to undermine corporate earnings, including skyrocketing oil prices, the euro's weakness (which depressed earnings for many U.S. multinational corporations) and the month-long uncertainty over the U.S. presidential election. Beginning in the third quarter, many major corporations issued warnings that their earnings and/or future revenues would not meet analysts' expectations.
    These interacting concerns culminated in a steep market decline in November, worsened by year-end tax-related selling. Holiday-season sales were disappointing for retailers, and this and other signs indicated that the economy had entered a slowdown. An interest-rate cut by the Federal Reserve Board (the
Fed) was widely anticipated, reflecting the opinion that the Fed had achieved its goal of curbing inflation by tightening rates, and that the economy had now slowed enough to reduce them again. No rate cut materialized at the Fed's December 19 meeting, but in January, the Fed cut short-term interest rates by 100 basis points.

HOW DID THE FUND MANEUVER TO DEAL WITH THESE INFLUENCES?
Once interest rates stabilized in the summer, we initiated new positions and added to stocks that were selling at attractive valuations, especially financial-sector firms including Mellon Bank and
================================================================================

                                   [ARTWORK]

PORTFOLIO COMPOSITION
As of 1/31/01, based on total net assets

======================================================================================
TOP 10 INDUSTRIES                               TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------------
 1. Financial (Diversified)            10.18%    1. Citigroup Inc.               3.57%

 2. Banks (Major Regional)              6.38     2. Exxon Mobil Corp.            2.36

 3. Oil (International Integrated)      5.73     3. General Electric Co.         1.90

 4. Manufacturing (Diversified)         3.83     4. Philip Morris Cos. Inc.      1.75

 5. Consumer Finance                    3.62     5. Johnson & Johnson            1.75

 6. Health Care (Drugs-Major                     6. Intel Corp.                  1.66
    Pharmaceutical)                     3.61

 7. Health Care (Diversified)           3.56     7. Procter & Gamble Co. (The)   1.65

 8. Telephone                           3.55     8. FleetBoston Financial Corp.  1.63

 9. Computers (Hardware)                3.36     9. Lowe's Cos., Inc.            1.59

10. Computers (Software & Services)     2.84    10. Microsoft Corp.              1.48

                                  [PIE CHART]

PERCENTAGE OF HOLDINGS

======================================================================================
CORPORATE NOTES                        11.93%

U.S. GOVERNMENT ISSUES                 10.09%

CASH & OTHER                            2.95%

COMMON STOCKS                          75.03%

NUMBER OF HOLDINGS:                      129

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
======================================================================================

          See important fund and index disclosures inside front cover.

                              AIM ADVISOR FLEX FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

Associates First Capital (which was subsequently bought by Citigroup at a significant premium to our purchase price).
    Extreme valuations and deteriorating fundamentals led us to maintain our significant underweighting in technology, especially the most vulnerable, highly valued stocks with aggressive growth expectations.
    Early in the third quarter, as the economy appeared to be slackening, we increased our exposure to consumer-staples stocks such as Procter & Gamble and Pepsi.
    Through the fourth quarter and into January, we took profits and reduced some positions in the health-care sector. We modestly increased our exposure to cyclical companies such as Caterpillar and Lowe's, which should benefit from the Fed easing. We also increased our exposure to some especially attractive technology and telecom stocks, such as Compaq and WorldCom, and trimmed back or exited some stocks about which we had become doubtful, including Whirlpool, Sherwin-Williams and Pfizer.
    For the fund's bonds, the Fed rate cuts in January were a positive event, because when new bonds are being issued at lower rates, market values rise for the higher-rate bonds already held by the fund. Treasuries outperformed corporate bonds, creating a slight drag on the fund's performance, as it was a bit overweight in corporate issues. However, results were boosted by the fund's being free of junk bonds and underweight in lower-quality bonds, since higher-quality issues outperformed during the period.

WHAT EQUITY HOLDINGS DO YOU CURRENTLY FIND ATTRACTIVE?
o Citigroup, a diversified global financial-services firm, provides banking, loans, credit cards, insurance and other financial services.
o Exxon Mobil, the largest publicly traded oil company, is showing strong earnings growth driven by the high price of oil and natural gas.
o Microsoft is the world's largest software maker. Though the company still faces significant legal issues, its competitive position remains strong, and we believe that the stock will appreciate due to its attractive valuation.
o Johnson & Johnson is a leading competitor in the professional and consumer-health products segments.

WHAT WERE CONDITIONS LIKE WHEN THE REPORTING PERIOD CLOSED ON JANUARY 31?
The prices of many stocks have declined to more attractive levels, presenting buying opportunities.
    Many now believe that corporate earnings may continue to disappoint for the next six to eight months, as capital expenditures and consumer spending may decline.
    However, there are reasons for optimism. As oil prices stabilize, consumers and businesses have more cash, which encourages spending and stimulates the economy. Unemployment remains low; despite layoff announcements, job creation is high enough to keep the employment rate in balance. Now that the Fed has begun cutting rates, bond values have begun to rise. Declining interest rates usually bode well for both stocks and bonds.
================================================================================

                                     [IMAGE]

================================================================================
TOP 10 FIXED-INCOME HOLDINGS
--------------------------------------------------------------------------------
                                                                  % OF NET
                                            COUPON      MATURITY   ASSETS
 1. Wal-Mart Stores, Inc.                    6.55%      08/10/04   0.57%
 2. Diageo Capital PLC (United Kingdom)      6.63       06/24/04   0.57
 3. Marsh & McLennan Cos., Inc.              6.63       06/15/04   0.56
 4. Bank of America Corp.                    6.63       06/15/04   0.56
 5. Beneficial Corp.                         6.63       09/27/04   0.56
 6. Tyco International Ltd. (Bermuda)        6.38       06/15/05   0.56
 7. Bayerische Landesbank NY (Germany)       6.38       10/15/05   0.55
 8. Sprint Capital Corp.                     6.88       11/15/28   0.55
 9. Motorola, Inc.                           6.50       03/01/08   0.54
10. Wachovia Corp.                           6.25       08/04/08   0.53
================================================================================

================================================================================
READ THIS REPORT ONLINE!

--------------------------------------------------------------------------------
A new service--electronic delivery of fund reports and prospectuses--is available. You can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
================================================================================

          See important fund and index disclosures inside front cover.

                             AIM ADVISOR FLEX FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION


AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc.o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

                              AIM ADVISOR FLEX FUND

SCHEDULE OF INVESTMENTS

January 31, 2001
(Unaudited)

                                                     MARKET
                                        SHARES        VALUE
COMMON STOCKS AND OTHER EQUITY
  INTERESTS-75.03%

ALUMINUM-0.74%

Alcoa Inc.                                54,800   $ 2,013,352
==============================================================

AUTOMOBILES-0.99%

Ford Motor Co.                            95,017     2,678,529
==============================================================

BANKS (MAJOR REGIONAL)-4.57%

FleetBoston Financial Corp.              101,900     4,416,346
--------------------------------------------------------------
Mellon Financial Corp.                    53,900     2,511,740
--------------------------------------------------------------
PNC Financial Services Group              34,100     2,524,082
--------------------------------------------------------------
Wells Fargo Co.                           56,800     2,925,768
==============================================================
                                                    12,377,936
==============================================================

BANKS (MONEY CENTER)-1.90%

Bank of America Corp.                     41,000     2,206,620
--------------------------------------------------------------
J.P. Morgan Chase & Co.                   53,700     2,952,963
==============================================================
                                                     5,159,583
==============================================================

BEVERAGES (ALCOHOLIC)-0.93%

Anheuser-Busch Cos., Inc.                 58,200     2,523,552
==============================================================

BEVERAGES (NON-ALCOHOLIC)-0.51%

PepsiCo, Inc.                             31,200     1,374,984
==============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.68%

Comcast Corp.-Class A(a)                  43,200     1,849,500
==============================================================

CHEMICALS-1.20%

Dow Chemical Co. (The)                    31,700     1,087,310
--------------------------------------------------------------
Du Pont (E. I.) de Nemours & Co.          19,800       865,458
--------------------------------------------------------------
Praxair, Inc.                             29,300     1,298,869
==============================================================
                                                     3,251,637
==============================================================

COMMUNICATIONS EQUIPMENT-1.58%

ADC Telecommunications, Inc.(a)           84,900     1,236,356
--------------------------------------------------------------
Lucent Technologies Inc.                 163,900     3,048,540
==============================================================
                                                     4,284,896
==============================================================

COMPUTERS (HARDWARE)-3.36%

Compaq Computer Corp.                    113,400     2,688,714
--------------------------------------------------------------
Dell Computer Corp.(a)                    57,800     1,510,025
--------------------------------------------------------------
Hewlett-Packard Co.                       49,200     1,807,608
--------------------------------------------------------------
International Business Machines Corp.     20,600     2,307,200
--------------------------------------------------------------
Sun Microsystems, Inc.(a)                 26,200       800,737
==============================================================
                                                     9,114,284
==============================================================

COMPUTERS (SOFTWARE & SERVICES)-2.84%

Computer Associates International,
  Inc.                                    72,800     2,621,528
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Internap Network Services Corp.(a)         1,484   $    12,011
--------------------------------------------------------------
Internap Voting Trust (Acquired
  03/22/00; Cost $11,088)(a)(b)(c)         7,411        11,016
--------------------------------------------------------------
Microsoft Corp.(a)                        65,700     4,011,806
--------------------------------------------------------------
Oracle Corp.(a)                           35,900     1,045,588
==============================================================
                                                     7,701,949
==============================================================

CONSUMER FINANCE-1.87%

Capital One Financial Corp.               35,800     2,256,116
--------------------------------------------------------------
Household International, Inc.             49,000     2,816,520
==============================================================
                                                     5,072,636
==============================================================

DISTRIBUTORS (FOOD & HEALTH)-0.39%

SUPERVALU INC                             79,700     1,067,980
==============================================================

ELECTRIC COMPANIES-0.50%

Reliant Energy, Inc.                      35,600     1,342,120
==============================================================

ELECTRICAL EQUIPMENT-2.45%

Emerson Electric Co.                      19,600     1,489,600
--------------------------------------------------------------
General Electric Co.                     111,900     5,147,400
==============================================================
                                                     6,637,000
==============================================================

ELECTRONICS (SEMICONDUCTORS)-2.56%

Altera Corp.(a)                           19,400       586,850
--------------------------------------------------------------
Intel Corp.                              121,500     4,495,500
--------------------------------------------------------------
Texas Instruments Inc.                    42,000     1,839,600
==============================================================
                                                     6,921,950
==============================================================

ENTERTAINMENT-0.36%

AOLTime Warner Inc.(a)                    18,400       967,104
==============================================================

FINANCIAL (DIVERSIFIED)-8.57%

American General Corp.                    46,200     3,515,820
--------------------------------------------------------------
Citigroup Inc.                           172,832     9,673,407
--------------------------------------------------------------
Fannie Mae                                53,100     3,938,958
--------------------------------------------------------------
Freddie Mac                               62,600     3,818,600
--------------------------------------------------------------
MGIC Investment Corp.                     25,800     1,483,242
--------------------------------------------------------------
State Street Corp.                         6,900       779,217
==============================================================
                                                    23,209,244
==============================================================

HEALTH CARE (DIVERSIFIED)-3.56%

American Home Products Corp.              30,700     1,814,370
--------------------------------------------------------------
Bristol-Myers Squibb Co.                  49,900     3,088,311
--------------------------------------------------------------
Johnson & Johnson                         50,800     4,731,004
==============================================================
                                                     9,633,685
==============================================================

                                                     MARKET
                                        SHARES        VALUE

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-3.61%

Merck & Co., Inc.                         23,600   $ 1,939,448
--------------------------------------------------------------
Pfizer Inc.                               74,700     3,372,705
--------------------------------------------------------------
Pharmacia Corp.                           35,600     1,994,312
--------------------------------------------------------------
Schering-Plough Corp.                     49,000     2,469,600
==============================================================
                                                     9,776,065
==============================================================

HOUSEHOLD PRODUCTS
  (NON-DURABLES)-1.65%

Procter & Gamble Co. (The)                62,100     4,461,264
==============================================================

INSURANCE (MULTI-LINE)-1.58%

American International Group, Inc.        38,400     3,264,768
--------------------------------------------------------------
Lincoln National Corp.                    22,900     1,027,065
==============================================================
                                                     4,291,833
==============================================================

INSURANCE BROKERS-1.30%

Marsh & McLennan Cos., Inc.               32,500     3,514,875
==============================================================

INVESTMENT BANKING/BROKERAGE-1.15%

Morgan Stanley Dean Witter & Co.          36,900     3,127,275
==============================================================

INVESTMENT MANAGEMENT-0.38%

Franklin Resources, Inc.                  22,100     1,033,396
==============================================================

MACHINERY (DIVERSIFIED)-0.76%

Caterpillar, Inc.                         46,700     2,065,074
==============================================================

MANUFACTURING (DIVERSIFIED)-3.27%

Honeywell International Inc.              21,700     1,025,325
--------------------------------------------------------------
Illinois Tool Works Inc.                  52,500     3,438,750
--------------------------------------------------------------
Tyco International Ltd. (Bermuda)         52,000     3,203,200
--------------------------------------------------------------
United Technologies Corp.                 15,800     1,184,684
==============================================================
                                                     8,851,959
==============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-1.03%

Diamond Offshore Drilling, Inc.           27,900     1,129,671
--------------------------------------------------------------
ENSCO International Inc.                  22,500       811,125
--------------------------------------------------------------
Transocean Sedco Forex Inc.               18,700       849,915
==============================================================
                                                     2,790,711
==============================================================

OIL (INTERNATIONAL INTEGRATED)-5.73%

BP Amoco PLC-ADR (United Kingdom)         47,200     2,430,800
--------------------------------------------------------------
Chevron Corp.                             36,500     3,039,720
--------------------------------------------------------------
Exxon Mobil Corp.                         75,900     6,386,985
--------------------------------------------------------------
Royal Dutch Petroleum Co.-New York
  Shares (Netherlands)                    60,831     3,671,151
==============================================================
                                                    15,528,656
==============================================================

PAPER & FOREST PRODUCTS-0.77%

International Paper Co.                   53,800     2,079,370
==============================================================

RAILROADS-0.68%

Union Pacific Corp.                       34,600     1,833,108
==============================================================

                                                     MARKET
                                        SHARES        VALUE

REAL ESTATE INVESTMENT TRUSTS-0.08%

Wyndham Voting Trust (Acquired
  8/27/99-11/02/00; Cost
  $267,775)(b)(c)                          2,950   $   206,148
==============================================================

RESTAURANTS-0.86%

McDonald's Corp.                          79,000     2,318,650
==============================================================

RETAIL (BUILDING SUPPLIES)-1.87%

Lowe's Cos., Inc.                         80,800     4,318,760
--------------------------------------------------------------
Sherwin-Williams Co. (The)                27,900       749,115
==============================================================
                                                     5,067,875
==============================================================

RETAIL (GENERAL MERCHANDISE)-1.10%

Target Corp.                              78,200     2,970,036
==============================================================

RETAIL (SPECIALTY-APPAREL)-0.23%

Limited, Inc. (The)                       30,000       619,800
==============================================================

SERVICES (DATA PROCESSING)-1.18%

First Data Corp.                          52,800     3,210,768
==============================================================

TELECOMMUNICATIONS (LONG
  DISTANCE)-2.29%

AT&T Corp.                                66,519     1,595,791
--------------------------------------------------------------
Cypress Communications, Inc.
  (Acquired 1/5/00; Cost
  $45,180)(a)(b)(c)                       10,701        11,286
--------------------------------------------------------------
Sprint Corp. (PCS Group)                  53,200     1,319,360
--------------------------------------------------------------
WorldCom, Inc.(a)                        152,600     3,290,438
==============================================================
                                                     6,216,875
==============================================================

TELEPHONE-3.55%

Qwest Communications International
  Inc.(a)                                 51,040     2,149,805
--------------------------------------------------------------
SBC Communications Inc.                   75,400     3,645,590
--------------------------------------------------------------
Verizon Communications Inc.               69,300     3,808,035
==============================================================
                                                     9,603,430
==============================================================

TEXTILES (APPAREL)-0.65%

Liz Claiborne, Inc.                       35,500     1,748,375
==============================================================

TOBACCO-1.75%

Philip Morris Cos. Inc.                  107,900     4,747,600
==============================================================
  Total Common Stocks and Other
    Equity Interests (Cost
    $163,503,374)                                  203,245,064
==============================================================

                                      PRINCIPAL
                                        AMOUNT

BONDS & NOTES-11.93%

AUTOMOBILES-0.42%

Ford Motor Co., Unsec. Bonds, 6.50%,
  08/01/18                            $1,250,000      1,147,575
===============================================================

BANKS (MAJOR REGIONAL)-1.81%

Bank of America Corp., Notes, 6.63%,
  06/15/04                             1,500,000      1,524,969
---------------------------------------------------------------
National City Corp., Sub. Notes,
  7.20%, 05/15/05                      1,000,000      1,029,890
---------------------------------------------------------------

                                      PRINCIPAL       MARKET
                                        AMOUNT        VALUE
Wachovia Corp., Unsec. Sub. Notes,
  6.25%, 08/04/08                     $1,500,000   $  1,438,200
---------------------------------------------------------------
Wells Fargo & Company, Sr. Unsec.
  Notes 6.63%, 07/15/04                  875,000        896,840
===============================================================
                                                      4,889,899
===============================================================

BANKS (REGIONAL)-0.55%

Bayerische Landesbank NY, Sub.
  Notes, 6.38%, 10/15/05               1,500,000      1,501,380
===============================================================

BEVERAGES (ALCOHOLIC)-0.53%

Anheuser-Busch Cos., Inc., Unsec.
  Notes, 5.38%, 09/15/08               1,500,000      1,437,495
===============================================================

COMMUNICATIONS EQUIPMENT-1.11%

Diageo Capital PLC (United Kingdom),
  Unsec. Gtd. Notes, 6.63%, 06/24/04   1,500,000      1,539,139
---------------------------------------------------------------
Motorola, Inc., Notes, 6.50%,
  03/01/08                             1,500,000      1,458,315
===============================================================
                                                      2,997,454
===============================================================

CONSUMER FINANCE-0.89%

Beneficial Corp.-Series I, Medium
  Term Notes, 6.63%, 09/27/04          1,500,000      1,519,200
---------------------------------------------------------------
General Motors Acceptance
  Corporation, Unsec. Notes 7.75%,
  01/19/10                               850,000        898,966
===============================================================
                                                      2,418,166
===============================================================

ELECTRIC COMPANIES-0.37%

EL Paso Energy Corporation, Medium
  Term Notes 8.05%, 10/15/30             900,000        988,605
===============================================================

ELECTRONICS (DEFENSE)-0.52%

Raytheon Co., Notes, 6.50%, 07/15/05   1,400,000      1,411,774
===============================================================

FINANCIAL (DIVERSIFIED)-1.61%

CIT Group, Inc., Sr. Unsec. Notes
  7.63%, 08/16/05                      1,045,000      1,091,900
---------------------------------------------------------------
General Electric Capital
  Corp.-Series A, Medium Term Notes,
  7.38%, 01/19/10                        800,000        867,360
---------------------------------------------------------------
Morgan Stanley Dean Witter & Co.,
  Sr. Notes 7.75%, 06/15/05              850,000        908,072
---------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec.
  Gtd. Notes, 6.88%, 11/15/28          1,700,000      1,499,774
===============================================================
                                                      4,367,106
===============================================================

INSURANCE (PROPERTY-CASUALTY)-0.45%

Travelers Property Casualty Corp.,
  Sr. Unsec. Notes, 6.75%, 11/15/06    1,200,000      1,213,056
===============================================================

INSURANCE BROKERS-0.57%

Marsh & McLennan Cos., Inc., Sr.
  Unsec. Notes, 6.63%, 06/15/04        1,500,000      1,532,145
===============================================================

MANUFACTURING (DIVERSIFIED)-0.56%

Tyco International Group (Bermuda),
  Unsec. Notes 6.38%, 06/15/05         1,500,000      1,516,200
===============================================================

                                      PRINCIPAL       MARKET
                                        AMOUNT        VALUE

OIL $(DOMESTIC INTEGRATED)-0.81%

Atlantic Richfield Co., Notes,
  5.55%, 04/15/03                     $1,300,000   $  1,300,975
---------------------------------------------------------------
Conoco Inc., Sr. Unsec. Notes 6.95%,
  04/15/29                               875,000        887,224
===============================================================
                                                      2,188,199
===============================================================

RAILROADS-0.36%

Norfolk Southern Corp., Sr. Unsec.
  Notes, 6.20%, 04/15/09               1,000,000        973,226
===============================================================

RETAIL (GENERAL MERCHANDISE)-0.96%

Target Corporation, Sr. Unsec. Notes
  7.50%, 02/15/05                      1,000,000      1,059,000
---------------------------------------------------------------
Wal-Mart Stores, Inc., Sr. Unsec.
  Notes, 6.55%, 08/10/04               1,500,000      1,550,085
===============================================================
                                                      2,609,085
===============================================================

SOVEREIGN DEBT-0.41%

Manitoba (Province of)
  (Canada)-Series EM, Unsec. Unsub.
  Notes, 7.50%, 02/22/10               1,000,000      1,107,931
===============================================================
Total Bonds & Notes (Cost
  $31,714,297)                                       32,299,296
===============================================================

ASSET-BACKED SECURITIES-0.86%

CONSUMER FINANCE-0.86%

MBNA Master Credit Card Trust-Series
  2000-A, 7.35%, 07/16/07              2,200,000      2,330,662
===============================================================
Total Asset-Backed Securities (Cost
  $2,199,501)                                         2,330,662
===============================================================

U.S. GOVERNMENT AGENCY
  SECURITIES-10.09%

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-3.27%

Debentures,
  6.63%, 09/15/09                      5,500,000      5,799,035
---------------------------------------------------------------
Pass through certificates,
  6.50%, 08/01/03 to 05/01/29          2,567,998      2,559,236
---------------------------------------------------------------
  6.00%, 06/01/29                        494,951        484,893
===============================================================
                                                      8,843,164
===============================================================

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-2.47%

Debentures,
  5.13%, 02/13/04                      2,850,000      2,846,209
---------------------------------------------------------------
  5.63%, 05/14/04                      1,500,000      1,520,565
---------------------------------------------------------------
  6.63%, 09/15/09                      1,500,000      1,582,065
---------------------------------------------------------------
Pass through certificates,
  8.50%, 03/01/10                        719,766        747,204
===============================================================
                                                      6,696,043
===============================================================

                                      PRINCIPAL       MARKET
                                        AMOUNT        VALUE

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION $("GNMA")-1.42%

Pass through certificates,
  6.50%, 10/15/08                     $  557,876   $    568,855
---------------------------------------------------------------
  7.00%, 10/15/08                        616,914        637,155
---------------------------------------------------------------
  6.00%, 11/15/08                        692,425        697,397
---------------------------------------------------------------
  8.00%, 11/15/30 to 01/20/31          1,465,001      1,513,993
---------------------------------------------------------------
  7.50%, 12/20/30                        409,045        418,376
===============================================================
                                                      3,835,776
===============================================================

STUDENT LOAN MARKETING
  ASSOCIATION-2.93%

Disc. Notes,
  5.58%, 02/01/01(d)                   7,948,000      7,948,000
===============================================================
  Total U.S. Government Agency
    Securities (Cost $26,770,764)                    27,322,983
===============================================================

                                      PRINCIPAL       MARKET
                                        AMOUNT        VALUE

U$.S. TREASURY SECURITIES-2.54%

U.S. TREASURY BONDS-2.54%

  9.25%, 02/15/16                     $1,400,000   $  1,927,576
---------------------------------------------------------------
  7.25%, 08/15/22                      1,750,000      2,100,035
---------------------------------------------------------------
  6.00%, 01/02/26                      2,090,000      2,191,386
---------------------------------------------------------------
  5.25%, 01/01/28                        700,000        665,848
===============================================================
                                                      6,884,845
===============================================================
  Total U.S. Treasury Securities
    (Cost $6,238,932)                                 6,884,845
===============================================================
TOTAL INVESTMENTS-100.45% (Cost
  $230,426,868)                                     272,082,850
===============================================================
LIABILITIES LESS OTHER
  ASSETS-(0.45%)                                     (1,208,479)
===============================================================
NET ASSETS-100.00%                                 $270,874,371
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Trustees.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 01/31/01 was $228,450, which represented 0.08% of the Fund's net assets.
(d) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.
 8

STATEMENT OF ASSETS AND LIABILITIES
January 31, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $230,426,868)                                 $272,082,850
------------------------------------------------------------
Receivables for:
  Investments sold                                 2,349,227
------------------------------------------------------------
  Fund shares sold                                   129,792
------------------------------------------------------------
  Dividends and interest                           1,321,391
------------------------------------------------------------
  Principal paydowns                                   3,913
------------------------------------------------------------
Investment for deferred compensation plan             34,499
------------------------------------------------------------
Other assets                                          37,777
============================================================
    Total assets                                 275,959,449
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            3,573,218
------------------------------------------------------------
  Fund shares reacquired                             880,558
------------------------------------------------------------
  Deferred compensation plan                          34,499
------------------------------------------------------------
Accrued advisory fees                                171,718
------------------------------------------------------------
Accrued administrative services fees                   6,357
------------------------------------------------------------
Accrued distribution fees                            318,634
------------------------------------------------------------
Accrued trustees' fees                                   600
------------------------------------------------------------
Accrued transfer agent fees                           24,360
------------------------------------------------------------
Accrued operating expenses                            75,134
============================================================
    Total liabilities                              5,085,078
------------------------------------------------------------
Net assets applicable to shares outstanding     $270,874,371
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 14,171,107
____________________________________________________________
============================================================
Class B                                         $  6,903,594
____________________________________________________________
============================================================
Class C                                         $249,799,670
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                              966,534
____________________________________________________________
============================================================
Class B                                              471,082
____________________________________________________________
============================================================
Class C                                           17,043,512
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      14.66
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $14.66 divided
      by 94.50%)                                $      15.51
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                       $      14.65
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                       $      14.66
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the six months ended January 31, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $9,203)                                        $ 1,790,101
------------------------------------------------------------
Interest                                           3,143,185
============================================================
    Total investment income                        4,933,286
============================================================

EXPENSES:

Advisory fees                                      1,151,153
------------------------------------------------------------
Administrative services fees                          40,858
------------------------------------------------------------
Custodian fees                                        26,475
------------------------------------------------------------
Distribution fees -- Class A                          27,788
------------------------------------------------------------
Distribution fees -- Class B                          32,124
------------------------------------------------------------
Distribution fees -- Class C                       1,420,749
------------------------------------------------------------
Transfer agent fees -- Class A                         6,127
------------------------------------------------------------
Transfer agent fees -- Class B                         2,519
------------------------------------------------------------
Transfer agent fees -- Class C                       111,421
------------------------------------------------------------
Trustees' fees                                         3,517
------------------------------------------------------------
Other                                                130,065
============================================================
    Total expenses                                 2,952,796
============================================================
Less: Fees waived                                     (7,939)
------------------------------------------------------------
    Expenses paid indirectly                          (3,223)
------------------------------------------------------------
    Net expenses                                   2,941,634
============================================================
Net investment income                              1,991,652
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain from investment securities      15,495,605
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities         (1,713,755)
============================================================
Net gain from investment securities               13,781,850
============================================================
Net increase in net assets resulting from
  operations                                     $15,773,502
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended January 31, 2001, the seven months ended July 31, 2000, and the year ended December 31, 1999 (Unaudited)

                                                               SIX MONTHS
                                                                 ENDED         SEVEN MONTHS      YEAR ENDED
                                                              JANUARY 31,     ENDED JULY 31,    DECEMBER 31,
                                                                  2001             2000             1999
                                                              ------------    --------------    -------------
OPERATIONS:

  Net investment income                                       $  1,991,652    $   4,430,563     $  12,145,648
-------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities                  15,495,605       13,272,106        98,684,082
-------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (1,713,755)     (51,778,138)     (110,583,574)
=============================================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                15,773,502      (34,075,469)          246,156
=============================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (160,683)        (426,080)       (1,034,236)
-------------------------------------------------------------------------------------------------------------
  Class B                                                          (45,453)         (80,109)         (160,013)
-------------------------------------------------------------------------------------------------------------
  Class C                                                       (2,009,577)      (4,384,768)      (10,863,435)
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:

  Class A                                                       (2,012,825)              --        (3,757,847)
-------------------------------------------------------------------------------------------------------------
  Class B                                                         (917,665)              --          (958,788)
-------------------------------------------------------------------------------------------------------------
  Class C                                                      (37,499,519)              --       (58,115,071)
-------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (7,570,096)     (13,938,126)       (3,267,326)
-------------------------------------------------------------------------------------------------------------
  Class B                                                          954,640       (2,906,169)        7,515,438
-------------------------------------------------------------------------------------------------------------
  Class C                                                      (54,924,094)    (244,215,314)        9,573,755
-------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (88,411,770)    (300,026,035)      (60,821,367)
=============================================================================================================

NET ASSETS:

  Beginning of period                                          359,286,141      659,312,176       720,133,543
=============================================================================================================
  End of period                                               $270,874,371    $ 359,286,141     $ 659,312,176
_____________________________________________________________________________________________________________
=============================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $207,679,227    $ 269,218,777     $ 530,444,492
-------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                              614,041          838,102           952,680
-------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities    20,925,120       45,859,524        32,767,128
-------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              41,655,983       43,369,738        95,147,876
=============================================================================================================
                                                              $270,874,371    $ 359,286,141     $ 659,312,176
_____________________________________________________________________________________________________________
=============================================================================================================

See Notes to Financial Statements.
 10

NOTES TO FINANCIAL STATEMENTS
January 31, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor Flex Fund (the "Fund") is a series portfolio of AIM Advisor Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to September 11, 2000 the Fund was organized as a series portfolio of AIM Advisor Funds, Inc. At a meeting held on May 10, 2000, the Board of Directors of AIM Advisor Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on September 1, 2000. The Fund currently offers three different classes of shares:
Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions-Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15,

   2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO, Inc. ("INVESCO") whereby AIM pays INVESCO an annual rate of 0.40% of the Fund's average daily net assets.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2001, AIM was paid $40,858 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2001, AFS was paid $66,917 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. AIM Distributors has contractually agreed to limit the Class A shares plan payments to 0.25%. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended January 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $19,849, $32,124 and $1,420,749, respectively, as compensation under the Plans. During the six months ended January 31, 2001, AIM Distributors waived fees of $7,939 for Class A shares.
  AIM Distributors received commissions of $3,661 from sales of the Class A shares of the Fund during the six months ended January 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended January 31, 2001, AIM Distributors received $18,409 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended January 31, 2001, the Fund paid legal fees of $2,355 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended January 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,223 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $3,223.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended January 31, 2001 was $127,354,682 and $225,407,151, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2001 is as follows:

Aggregate unrealized appreciation of investment securities      $ 54,316,089
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (12,670,317)
============================================================================
Net unrealized appreciation of investment securities            $ 41,645,772
____________________________________________________________________________
============================================================================
Cost of investments for tax purposes is $230,437,078.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended January 31, 2001, the seven-month period ended July 31, 2000 and the year ended December 31, 1999 were as follows:

                                      SIX MONTHS ENDED               SEVEN MONTHS ENDED                   YEAR ENDED
                                      JANUARY 31, 2001                  JULY 31, 2000                  DECEMBER 31, 1999
                                 ---------------------------    -----------------------------    -----------------------------
                                   SHARES          AMOUNT          SHARES          AMOUNT           SHARES          AMOUNT
                                 -----------    ------------    ------------    -------------    ------------    -------------
Sold:
  Class A                           130,485     $  2,078,443        150,019     $   2,564,310        647,940     $  13,033,761
------------------------------------------------------------------------------------------------------------------------------
  Class B                            92,563        1,421,592         59,840           996,864        289,189         5,853,184
------------------------------------------------------------------------------------------------------------------------------
  Class C                           225,800        3,497,684        355,302         6,018,154      3,933,740        79,330,393
==============================================================================================================================
Issued as reinvestment of
  dividends:
  Class A                           146,741        2,058,053         22,720           378,080        240,465         4,199,593
------------------------------------------------------------------------------------------------------------------------------
  Class B                            63,704          891,523          4,095            68,135         59,674         1,031,441
------------------------------------------------------------------------------------------------------------------------------
  Class C                         2,560,112       35,850,101        221,341         3,681,465      3,685,888        63,875,426
==============================================================================================================================
Issued in connection with
  acquisitions*:
  Class A                                --               --             --                --        623,953        11,614,157
------------------------------------------------------------------------------------------------------------------------------
  Class B                                --               --             --                --        256,293         4,785,508
------------------------------------------------------------------------------------------------------------------------------
  Class C                                --               --             --                --      7,871,114       146,770,808
==============================================================================================================================
Reacquired:
  Class A                          (701,250)     (11,706,592)    (1,012,493)      (16,880,516)    (1,589,802)      (32,114,838)
------------------------------------------------------------------------------------------------------------------------------
  Class B                           (83,325)      (1,358,475)      (238,761)       (3,971,168)      (211,198)       (4,154,695)
------------------------------------------------------------------------------------------------------------------------------
  Class C                        (5,767,988)     (94,271,879)   (15,243,967)     (253,914,933)   (14,205,464)     (280,402,871)
==============================================================================================================================
                                 (3,333,158)    $(61,539,550)   (15,681,904)    $(261,059,609)     1,601,792     $  13,821,867
______________________________________________________________________________________________________________________________
==============================================================================================================================

* On June 21, 1999, pursuant to a plan of reorganization and termination, AIM MultiFlex Fund ("MultiFlex Fund") transferred all of its assets to the Fund. The Fund assumed all of the liabilities of the MultiFlex Fund. Shareholders of the MultiFlex Fund were issued full and fractional shares of the applicable class of the Fund. The acquisition, which was approved by the shareholders of MultiFlex Fund on June 16, 1999, was accomplished by an exchange of 8,751,360 shares of the Fund for the 15,054,075 shares then outstanding of the MultiFlex Fund. Based on the opinion of Fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or its shareholders. MultiFlex Fund's net assets, including $21,805,397 of unrealized appreciation, were combined with the Fund for total net assets after the acquisition of $892,863,343.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                             --------------------------------------------------------------------
                                                             SIX MONTHS ENDED      SEVEN MONTHS        YEAR ENDED DECEMBER 31,
                                                                JANUARY 31,       ENDED JULY 31,    -----------------------------
                                                                  2001(a)              2000          1999       1998       1997
                                                             -----------------    --------------    -------    -------    -------
Net asset value, beginning of period                              $ 16.47            $ 17.57        $ 20.06    $ 19.74    $ 16.63(b)
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.16               0.24           0.46       0.39       0.41
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      0.65              (1.10)         (0.68)      2.16       3.63
=================================================================================================================================
    Total from investment operations                                 0.81              (0.86)         (0.22)      2.55       4.04
=================================================================================================================================
Less distributions:
  Dividends from net investment income                              (0.18)             (0.24)         (0.48)     (0.39)     (0.43)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             (2.44)                --          (1.79)     (1.84)     (0.50)
=================================================================================================================================
    Total distributions                                             (2.62)             (0.24)         (2.27)     (2.23)     (0.93)
=================================================================================================================================
Net asset value, end of period                                    $ 14.66            $ 16.47        $ 17.57    $ 20.06    $ 19.74
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                      5.65%             (4.91)%        (0.85)%    13.26%     24.60%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $14,171            $22,909        $39,195    $46,286    $25,151
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   1.21%(d)           1.26%(e)       1.13%      1.23%      1.45%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                                1.31%(d)           1.36%(e)       1.39%      1.52%      1.55%
=================================================================================================================================
Ratio of net investment income to average net assets                 2.01%(d)           2.25%(e)       2.30%      1.99%      2.34%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                                16%                41%            55%        34%        17%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net asset value has been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average daily net assets of $15,749,458.
(e)  Annualized.

                                                                                          CLASS B
                                                          -----------------------------------------------------------------------
                                                          SIX MONTHS         SEVEN                             MARCH 3, 1998
                                                             ENDED        MONTHS ENDED      YEAR ENDED     (DATE SALES COMMENCED)
                                                          JANUARY 31,       JULY 31,       DECEMBER 31,       TO DECEMBER 31,
                                                             2001             2000             1999                 1998
                                                          -----------    --------------    ------------    ----------------------
Net asset value, beginning of period                        $16.47           $17.59          $ 20.06               $20.69
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.10             0.17             0.31                 0.22
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               0.64            (1.11)           (0.66)                1.22
=================================================================================================================================
    Total from investment operations                          0.74            (0.94)           (0.35)                1.44
=================================================================================================================================
Less distributions:
  Dividends from net investment income                       (0.12)           (0.18)           (0.33)               (0.23)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      (2.44)              --            (1.79)               (1.84)
=================================================================================================================================
    Total distributions                                      (2.56)           (0.18)           (2.12)               (2.07)
=================================================================================================================================
Net asset value, end of period                              $14.65           $16.47          $ 17.59               $20.06
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                               5.26%           (5.33)%          (1.50)%               7.25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $6,904           $6,558          $10,076               $3,592
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                            1.96%(b)         1.93%(c)         1.86%                2.00%(c)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                         1.96%(b)         1.93%(c)         2.02%                2.19%(c)
=================================================================================================================================
Ratio of net investment income to average net assets          1.26%(b)         1.58%(c)         1.57%                1.22%(c)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                         16%              41%              55%                  34%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $6,372,365.
(c)  Annualized.

                                                                                     CLASS C(a)
                                                    -----------------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED        SEVEN MONTHS               YEAR ENDED DECEMBER 31,
                                                    JANUARY 31,    ENDED JULY 31,    --------------------------------------------
                                                      2001(b)           2000         1999(b)       1998      1997(b)       1996
                                                    -----------    --------------    --------    --------    --------    --------
Net asset value, beginning of period                 $  16.47         $  17.58       $  20.06    $  19.74    $  16.63    $  15.66
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.10             0.18           0.32        0.25        0.30        0.30
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      0.65            (1.11)         (0.68)       2.14        3.60        1.81
=================================================================================================================================
    Total from investment operations                     0.75            (0.93)         (0.36)       2.39        3.90        2.11
=================================================================================================================================
Less distributions:
  Dividends from net investment income                  (0.12)           (0.18)         (0.33)      (0.23)      (0.29)      (0.29)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                 (2.44)              --          (1.79)      (1.84)      (0.50)      (0.85)
=================================================================================================================================
    Total distributions                                 (2.56)           (0.18)         (2.12)      (2.07)      (0.79)      (1.14)
=================================================================================================================================
Net asset value, end of period                       $  14.66         $  16.47       $  17.58    $  20.06    $  19.74    $  16.63
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                          5.33%           (5.28)%        (1.56)%     12.41%      23.64%      13.61%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $249,800         $329,819       $610,041    $670,256    $603,179    $489,918
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                       1.96%(d)         1.93%(e)       1.86%       2.00%       2.20%       2.26%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                    1.96%(d)         1.93%(e)       2.02%       2.19%       2.20%       2.26%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                 1.26%(d)         1.58%(e)       1.57%       1.22%       1.59%       1.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                    16%              41%            55%         34%         17%         26%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $281,833,303.
(e)  Annualized.

NOTE 9-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the seven-months ended July 31, 2000 and the two years ended December 31, 1999. The audit reports of KPMG LLP on the financial statements of the Fund for the seven-months ended July 31, 2000 and the two years ended December 31, 1999 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the seven-months ended July 31, 2000 and the two years ended December 31, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Advisor Flex Fund (the "Fund"), a portfolio of AIM Advisor Funds, Inc. (the "Company"), reorganized as AIM Advisor Funds, a Delaware business trust (the "Trust"), was held on September 1, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4) To approve a new Master Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO, Inc.

(5) To approve a new Master Distribution Plan for the Class A and Class C shares of the Fund.

(6)  To approve changing the fundamental investment restrictions of the Fund.

(7) To approve changing the investment objective of the Fund and making it non-fundamental.

(8) To ratify the selection of KPMG LLP as independent accountants of the Fund of the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                                     Withheld/
        Directors/Matter                                              Votes For     Abstentions
        ----------------                                              ---------     -----------
(1)*    Charles T. Bauer............................................  21,187,982      516,443
        Bruce L. Crockett...........................................  21,234,895      469,530
        Owen Daly II................................................  21,203,390      501,035
        Edward K. Dunn, Jr..........................................  21,234,436      469,989
        Jack M. Fields..............................................  21,234,206      470,219
        Carl Frischling.............................................  21,217,987      486,438
        Robert H. Graham............................................  21,232,933      471,492
        Prema Mathai-Davis..........................................  21,219,557      484,868
        Lewis F. Pennock............................................  21,227,984      476,441
        Louis S. Sklar..............................................  21,226,835      477,590

                                                                                                    Withheld/
        Directors/Matter                                              Votes For    Votes Against   Abstentions
        ----------------                                              ---------    -------------   -----------
(2)*    Approval of an Agreement and Plan of Reorganization which
        provides for the reorganization of AIM Advisor Funds, Inc.
        as a Delaware business trust................................  17,553,508      392,238        3,758,679**
(3)     Approval of a new Master Investment Advisory Agreement with
        A I M Advisors, Inc.........................................  14,589,242      271,229          531,700
(4)     Approval of a new Master Sub-Advisory Agreement between
        A I M Advisors, Inc. and INVESCO, Inc. .....................  14,575,573      262,907          553,691
(5)     Approval of a new Master Distribution Plan for the Class A
        and Class C shares of the Fund..............................  14,498,604      336,671          556,896
(6)(a)  Approval of changing the Fundamental Restriction on Issuer
        Diversification.............................................  12,412,055      374,491        2,605,625**
(6)(b)  Approval of changing the Fundamental Restriction on
        Borrowing Money and Issuing Senior Securities...............  12,358,039      459,321        2,574,811**
(6)(c)  Approval of changing the Fundamental Restriction on
        Underwriting Securities.....................................  12,352,536      394,402        2,645,233**
(6)(d)  Approval of changing the Fundamental Restriction on Industry
        Concentration...............................................  12,363,887      395,084        2,633,200**
(6)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate...........................  12,400,265      413,094        2,578,812**
(6)(f)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities...........................  12,405,474      404,677        2,582,020**
(6)(g)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................  12,335,124      463,213        2,593,834**
(6)(h)  Approval of a new Fundamental Restriction on Investing all
        of Funds Assets in an Open-End Fund.........................  12,365,619      458,731        2,567,821**
(6)(i)  Approval of the Elimination of Fundamental Restriction on
        Margin Transactions.........................................  12,098,939      690,314        2,602,918**
(6)(j)  Approval of the Elimination of Fundamental Restriction on
        Short Sales of Securities...................................  12,166,154      633,353        2,592,664**
(6)(k)  Approval of the Elimination of Fundamental Restriction on
        Mortgaging, Pledging, Hypothecating or Otherwise
        Transferring Assets as Security for Indebtedness............  12,233,790      556,448        2,601,933**
(6)(l)  Approval of the Elimination of Fundamental Restriction on
        Investing for the Purpose of Control........................  12,241,037      536,177        2,614,957**
(6)(m)  Approval of the Elimination of Fundamental Restriction on
        Purchasing Restricted and Illiquid Securities...............  12,145,240      627,899        2,619,032**
(7)     Approval of changing the Investment Objective and Making it
        Non-Fundamental.............................................  12,256,209      537,783        2,598,179**
(8)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................  14,708,378      140,872          542,921

* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Advisor Funds, Inc.

** Includes Broker Non-Votes

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

BOARD OF TRUSTEES                                 OFFICERS                                OFFICE OF THE FUND
Bruce L. Crockett                                 Robert H. Graham                        11 Greenway Plaza
Director                                          Chairman and President                  Suite 100
ACE Limited;                                                                              Houston, TX 77046
Formerly Director, President and                  Carol F. Relihan
Chief Executive Officer                           Senior Vice President and Secretary     INVESTMENT ADVISOR
COMSAT Corporation
                                                  Gary T. Crum                            A I M Advisors, Inc.
Owen Daly II                                      Senior Vice President                   11 Greenway Plaza
Formerly Director                                                                         Suite 100
Cortland Trust, Inc.                              Dana R. Sutton                          Houston, TX 77046
                                                  Vice President and Treasurer
Albert R. Dowden                                                                          SUB-ADVISOR
Chairman of the Board of Directors,               Robert G. Alley
Cortlan Trust, Inc. and DHJ Media, Inc.; and      Vice President                          INVESCO, Inc.
Director, Magellan Insurance Company                                                      1315 Peachtree Street, N.E.
                                                  Stuart W. Coco                          Atlanta, GA 30309
Edward K. Dunn Jr.                                Vice President
Chairman, Mercantile Mortgage Corp.;                                                      TRANSFER AGENT
Formerly Vice Chairman, President and             Melville B. Cox
Chief Operating Officer,                          Vice President                          A I M Fund Services, Inc.
Mercantile-Safe Deposit & Trust Co.; and                                                  P.O. Box 4739
President, Mercantile Bankshares                  Karen Dunn Kelley                       Houston, TX 77210-4739
                                                  Vice President
Jack Fields                                                                               CUSTODIAN
Chief Executive Officer                           Edgar M. Larsen
Twenty First Century Group, Inc.;                 Vice President                          State Street Bank and Trust Company
Formerly Member                                                                           225 Franklin Street
of the U.S. House of Representatives              Mary J. Benson                          Boston, MA 02110
                                                  Assistant Vice President and
Carl Frischling                                   Assistant Treasurer                     COUNSEL TO THE FUND
Partner
Kramer, Levin, Naftalis & Frankel LLP             Sheri Morris                            Ballard Spahr
                                                  Assistant Vice President and            Andrews & Ingersoll, LLP
Robert H. Graham                                  Assistant Treasurer                     1735 Market Street
Director, President and Chief Executive Officer                                           Philadelphia, PA 19103
A I M Management Group Inc.                       Jim Coppedge
                                                  Assistant Secretary                     COUNSEL TO THE TRUSTEES
Prema Mathai-Davis
Member, Visiting Committee,                       Renee A. Friedli                        Kramer, Levin, Naftalis & Frankel LLP
Harvard University Graduate                       Assistant Secretary                     919 Third Avenue
School of Education, New School University;                                               New York, NY 10022
Formerly, Chief Executive Officer,                P. Michelle Grace
YWCA of the U.S.A.                                Assistant Secretary                     DISTRIBUTOR

Lewis F. Pennock                                  Nancy L. Martin                         A I M Distributors, Inc.
Partner, Pennock & Cooper                         Assistant Secretary                     11 Greenway Plaza
                                                                                          Suite 100
Louis S. Sklar                                    Ofelia M. Mayo                          Houston, TX 77046
Executive Vice President,                         Assistant Secretary
Development and Operations,
Hines Interests                                   Lisa A. Moss
Limited Partnership                               Assistant Secretary

                                                  Kathleen J. Pflueger
                                                  Assistant Secretary

THE AIM FAMILY OF FUNDS--Registered Trademark--

                                 EQUITY FUNDS

   DOMESTIC EQUITY FUNDS             INTERNATIONAL/GLOBAL EQUITY FUNDS

     MORE AGGRESSIVE                        MORE AGGRESSIVE

AIM Small Cap Opportunities(1)       AIM Latin American Growth                 A I M Management Group Inc. has provided leadership
AIM Mid Cap Opportunities(2)         AIM Developing Markets                    in the mutual fund industry since 1976 and managed
AIM Large Cap Opportunities(3)       AIM European Small Company                approximately $170 billion in assets for nine million
AIM Emerging Growth                  AIM Asian Growth                          shareholders, including individual investors,
AIM Small Cap Growth(4)              AIM Japan Growth                          corporate clients and financial institutions, as of
AIM Aggressive Growth                AIM International Emerging Growth         December 31, 2000.
AIM Mid Cap Growth                   AIM European Development                     The AIM Family of Funds--Registered Trademark--
AIM Small Cap Equity                 AIM Euroland Growth                       is distributed nationwide, and AIM today is the
AIM Capital Development              AIM Global Aggressive Growth              eighth-largest mutual fund complex in the United
AIM Constellation                    AIM International Equity                  States in assets under management, according to
AIM Dent Demographic Trends          AIM Advisor International Value           Strategic Insight, an independent mutual fund
AIM Select Growth                    AIM Worldwide Spectrum                    monitor.
AIM Large Cap Growth                 AIM Global Trends                                AIM is a subsidiary of AMVESCAP PLC, one of
AIM Weingarten                       AIM Global Growth                         the world's largest independent financial services
AIM Mid Cap Equity                                                             companies with $402 billion in assets under
AIM Value II                                                                   management as of December 31, 2000.
AIM Charter                                MORE CONSERVATIVE
AIM Value
AIM Blue Chip                            SECTOR EQUITY FUNDS
AIM Basic Value
AIM Large Cap Basic Value                  MORE AGGRESSIVE
AIM Balanced
AIM Advisor Flex                     AIM New Technology
                                     AIM Global Telecommunications and Technology
   MORE CONSERVATIVE                 AIM Global Infrastructure
                                     AIM Global Resources
                                     AIM Global Financial Services
                                     AIM Global Health Care
                                     AIM Global Consumer Products and Services
                                     AIM Advisor Real Estate
                                     AIM Global Utilities

                                         MORE CONSERVATIVE

                           FIXED-INCOME FUNDS

   TAXABLE FIXED-INCOME FUNDS            TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                       MORE AGGRESSIVE

AIM Strategic Income                  AIM High Income Municipal
AIM High Yield II                     AIM Tax-Exempt Bond of Connecticut
AIM High Yield                        AIM Municipal Bond
AIM Income                            AIM Tax-Free Intermediate
AIM Global Income                     AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                   MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

   MORE CONSERVATIVE

The AIM risk spectrum shown above illustrates the relative risk of AIM's equity and fixed-income funds within a specified group of funds in The AIM Family of Funds(R). When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds(R) and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1)AIM Small Cap Opportunities Fund is closed to new investors. (2)AIM Mid Cap Opportunities Fund is closed to new investors. (3)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4)AIM Small Cap Growth Fund is closed to new investors. (5)AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.


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